UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2025

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 19, 2025, SmartKem Limited (“SmartKem”), a wholly owned subsidiary of SmartKem, Inc. (the “Company”), entered into a letter of variation (the “Letter of Variation”) with CPI Innovation Services Limited (“CPIIS”) pursuant to which the term of the framework services agreement, dated March 22, 2024 (as amended, the “Framework Services Agreement”), between SmartKem and CPIIS, which had previously been extended to June 30, 2025, was further extended to December 31, 2025. Pursuant to the Framework Services Agreement, the Company purchases services consisting primarily of access to the Centre for Process Innovation (“CPI”) process equipment required for fabrication, as well as access to staff with specific skills. Under the terms of the Letter of Variation, CPIIS has agreed to waive the Company’s minimum usage obligations during the extension period. In addition, pursuant to the Letter of Variation, the Company is obligated to share a portion of the cost of relocating certain equipment as part of the consolidation of CPIIS’s operations. Under the Letter of Variation, the Framework Services Agreement shall automatically terminate on the earlier of (i) the commencement of a license agreement between the Company and CPIIS and (ii) December 31, 2025.

The Letter of Variation is attached as Exhibit 10.1 hereto. The description of the Letter of Variation is not intended to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1 *	Letter of Variation, dated June 19, 2025, by and between SmartKem Limited and CPI Innovation Services Limited.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

 * The Company has omitted portions of the referenced exhibit pursuant to Item 601(b) of Regulation S-K, because they (a) are not material and (b) are the type that the Company treats as private or confidential.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartKem, Inc.

Dated: June 24, 2025	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer